UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2021

OMNIA WELLNESS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-211986	98-1291924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 18th Street

Suite 3000

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 325-3738

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

As a result of the failure of Omnia Wellness Inc. (the “Company”) to timely file its Form 10-Q for the quarterly period ended September 30, 2021 and this Form 8-K, and the occurrence of the restatement described below (collectively, the “Default”), the Company has triggered an event of default under its (a) Securities Purchase Agreement dated as of June 24, 2021, with Auctus Fund, LLC, a Delaware limited liability company (“Auctus”), (b) Senior Secured Promissory Note in the principal amount of $650,000, with the Company as the borrower thereunder and Auctus as the holder thereunder, with an issue date of June 24, 2021 (the “Note”), (c) Common Stock Purchase Warrant (First Warrant) held by Auctus dated June 24, 2021 and (d) Common Stock Purchase Warrant (Second Warrant) held by Auctus dated June 24, 2021 (the “Second Warrant”). The Default entitles Auctus, among other things, to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the Note. Upon the Default, interest shall accrue at a default interest rate of 125% of the outstanding principal and accrued interest. Any principal or interest on the Note which is not paid when due shall bear interest at the rate of the lesser of (i) 16% per annum and (ii) the maximum amount permitted by law from the due date thereof until the same is paid. In addition, the Second Warrant will become exercisable in accordance with its terms.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

During the preparation of its financial statements for the fiscal quarter ended September 30, 2021, the Company determined on November 17, 2021 that the Company’s previously issued financial statements for the fiscal quarter ended June 30, 2021 included in its Quarterly Report for the Fiscal Quarter ended June 30, 2021 (the “Form 10-Q”) should no longer be relied upon. The Company’s management subsequently consulted with BF Borgers CPA PC, the Company’s independent registered public accounting firm (the “Auditors”) and with and upon advice of the Auditors, confirmed that the financial statements included in the Form 10-Q should no longer be relied upon and will be restated due to a reclassification of research and development expenses into an equity account, as well as a correction to the amount of accrued interest for the period covered by the Form 10-Q.

The Company intends to file a restated Form 10-Q for the quarterly period ended June 30, 2021 as soon as practicable. The corrected and restated financial data shall be reflected in the Company’s Form 10-Q for the three and six month periods ended September 30, 2021, to be filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2021

OMNIA WELLNESS INC.

	By:	/s/ Steve Howe
	Name:	Steve Howe
	Title:	Executive Chairman